UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2019

MB Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55341	47-1696350
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1920 Rock Spring Road, Forest Hill, Maryland	21050
(Address of principal executive offices)	(Zip Code)

(410) 420-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of MB Bancorp, Inc. (the “Company”) was held on May 28, 2019. The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.	The following individuals were elected as directors for terms of three years by the following vote:

	FOR	WITHHELD
David A. Klunk	1,079,752	296,042
Douglas S. Wilson	1,074,280	301,514

The following individuals were elected as directors for terms of one year by the following vote:

	FOR	WITHHELD
Corissa B. Porcelli	1,295,172	80,622
Jeffrey Thorp	1,330,837	44,957

There were 469,167 broker non-votes on the proposal.

2.	The appointment of TGM Group LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
1,714,582	125,157	5,472

There were no broker non-votes on the proposal.

3.	An advisory vote was taken to approve the compensation of the Company's named executive officers as disclosed in the proxy statement and the vote was as follows:

FOR	AGAINST	ABSTAIN
1,227,816	131,006	16,972

There were 469,167 broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MB BANCORP, INC.
(Registrant)

Date: May 31, 2019	By:	/s/ Philip P. Phillips
Philip P. Phillips
President and Chief Executive Officer